Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Preferred stock, shares authorized	50,000,000	50,000,000
Preferred stock, par value (in Dollars per share)	$ 0.00001	$ 0.00001
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, shares authorized	395,000,000	395,000,000
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001
Common stock, shares issued	272,041,949	259,362,171
Common stock, shares outstanding	272,041,949	259,362,171